                                                                    EXHIBIT 23.1


(LOGO)                          ARTHUR ANDERSEN LLP








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 29, 1999 included or incorporated by reference in Crawford & Company's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



/s/  ARTHUR ANDERSEN LLP



Atlanta, Georgia
September 17, 1999